CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM




We consent to the reference to our firm in the Post-Effective Amendment to the Registration Statement on Form N-1A of the Neuberger Berman Income Funds.


                                          /s/ TAIT, WELLER & BAKER LLP


PHILADELPHIA, PENNSYLVANIA
DECEMBER 16, 2005